ITEM 11(B). EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Semiannual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended January 31, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  MARCH 18, 2005                              \S\ CHRISTOPHER W. CLAUS
       --------------                              -----------------------------
                                                   Christopher W. Claus
                                                   President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Semiannual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended January 31, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  MARCH 18, 2005                                \S\ DAVID HOLMES
       --------------                                ------------------------
                                                     David Holmes
                                                     Treasurer